UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7136

Name of Fund:  MuniYield Pennsylvania Insured Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Pennsylvania Insured Fund, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Pennsylvania
Insured Fund


Semi-Annual Report
April 30, 2004



MuniYield Pennsylvania Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Pennsylvania Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863; (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniYield Pennsylvania Insured Fund
Box 9011
Princeton, NJ
08543-9011



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MuniYield Pennsylvania Insured Fund



The Benefits and Risks of Leveraging


MuniYield Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred
Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 14.83%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


Our strategy has been and continues to be focused on increasing the Fund's yield while seeking to protect net asset value in what has been a volatile interest rate environment.


Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on Aaa-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, Aaa-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


Describe conditions in the Commonwealth of Pennsylvania during the period.

Despite difficult economic circumstances during the past several years, Pennsylvania continued to preserve its credit ratings of Aa2, AA and AA from the national rating agencies. Pennsylvania's solid financial position resulted from its conservative budgeting practices, relatively low debt levels and increasingly diversified economy.

Pennsylvania's tightly balanced budget for the 2003-2004 fiscal year was passed in December 2003, five months late. The budget includes increases in personal income taxes (from 2.8% to 3.1%) and beer taxes. Also, under Governor Edward Rendell's plan, the state would assume a larger portion of school funding to provide property-tax relief.

The commonwealth's proposed fiscal year 2004-2005 budget, recently presented to the legislature for vote, calls for a 4.1% increase over the prior year's spending, with the added amount focused on "quality of life" issues designed to attract more employers and residents to the Keystone State.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Shares of MuniYield Pennsylvania Insured Fund had net annualized yields of 6.48% and 7.25%, based on a period-end per share net asset value of $15.34 and a per share market price of $13.72, respectively, and $.496 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +1.87%, based on a change in per share net asset value from $15.56 to $15.34, and assuming reinvestment of $.495 per share ordinary income dividends and $.007 per share capital gains distributions.

For the six-month period ended April 30, 2004, the Fund's Auction
Market Preferred Shares (AMPS) had average yields of .86% for Series A and .92% for Series B.



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



The Fund's total return, based on net asset value, for the period surpassed that of its comparable Lipper category of Pennsylvania Municipal Debt Funds, which had a return of +1.42% for the six months ended April 30, 2004. (Funds in this Lipper category limit their investment to those securities exempt from taxation in Pennsylvania [double tax exempt] or a city in Pennsylvania [triple tax exempt].) The Fund also provided an above-average yield to shareholders relative to the Lipper group average. Performance during the period reflects our continued focus on enhancing the Fund's dividend yield and preserving net asset value in a volatile interest rate environment.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Changes to the portfolio were fairly modest during the past six months. We sold approximately half of the Fund's holdings in bonds backed by tobacco-company revenues. These bonds had traded up in value. We also established a new derivative position to increase the Fund's yield. This position brought the Fund's weighting in derivative securities to its maximum allowable allocation. Finally, when appropriate, we took advantage of selected trading opportunities to add to the Fund's income stream.

In the past six months, several of the Fund's higher-coupon housing bonds were called. Until these positions can be replaced with bonds that we believe possess attractive risk/reward characteristics, we expect that this will temporarily affect the Fund's yield. The majority of new Pennsylvania issues that came to market during the period were intermediate maturities and lower coupons.

In terms of leverage, the Fund's borrowing costs generally remained around 1% throughout the period. The attractive funding levels, in combination with a steep tax-exempt yield curve, continued to generate a significant income benefit to the Fund's Common Shareholders. At this point, the Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the yield of the Fund's Common Shares. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.35% of total assets. (For a complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

The economy is showing signs of real growth - including job growth, which until recently had been one of the last areas of weakness. With preliminary signs of higher inflation on the horizon, the market already has begun to anticipate a near-term change in the Federal Reserve Board's interest rate policy. Given this scenario, we are looking for further flattening of the yield curve and significant underperformance in the 10-year - 15-year range.

Against this backdrop, we plan to adopt a more defensive market posture. Specifically, we expect to focus on premium-coupon bonds with 20-year - 27-year maturities as well as maintain the portfolio's existing hedge position. These actions should moderate the Fund's downside risk and, we believe, represent a prudent investment strategy for the expected market environment. Finally, we also plan to collapse the Fund's shorter-maturity derivative holdings in an effort to provide the portfolio with additional downside protection.


William R. Bock
Vice President and Portfolio Manager


May 17, 2004



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Pennsylvania--137.3%

               AAA      Aaa      $ 2,000   Allegheny County, Pennsylvania, Hospital Development Authority,
                                           Health Center Revenue Bonds (University of Pittsburgh Medical
                                           Center Health System), Series B, 6% due 7/01/2026 (d)                  $   2,266

               AAA      Aaa        3,750   Allegheny County, Pennsylvania, IDA, Guaranteed Revenue Refunding
                                           Bonds, Series B, 5% due 11/01/2022 (d)                                     3,823

                                           Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
                                           Bonds:
               AAA      Aaa        3,660      5.75% due 12/01/2018                                                    4,075
               AAA      Aaa        9,000      5.50% due 12/01/2024                                                    9,514
               AAA      NR*        5,000      DRIVERS, Series 374, 9.371% due 6/01/2008 (d)(g)                        5,387

               NR*      Aaa        4,500   Bucks County, Pennsylvania, Water and Sewer Authority, Revenue
                                           Refunding Bonds (Neshaminy Interceptor Sewer System), 5.60% due
                                           6/01/2024 (a)                                                              4,789

               AAA      NR*        1,000   Dauphin County, Pennsylvania, GO, Series C, 5% due 3/01/2024 (d)           1,009

               AAA      Aaa        5,000   Delaware County, Pennsylvania, IDA, Revenue Bonds (Pennsylvania
                                           Suburban Water Company Project), AMT, Series A, 5.15% due 9/01/2032 (a)    4,972

               AA-      Aa3        1,500   Delaware Valley, Pennsylvania, Regional Finance Authority, Local
                                           Government Revenue Bonds, 5.75% due 7/01/2032                              1,656

               AAA      Aaa        4,000   Gettysburg, Pennsylvania, Municipal Authority, College Revenue
                                           Refunding Bonds, 5% due 8/15/2023 (d)                                      4,037

               AAA      Aaa        3,280   Johnstown, Pennsylvania, GO, Refunding, 6.45% due 10/01/2019 (c)           3,343

               A-       NR*        4,000   Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds
                                           (Lancaster General Hospital Project), 5.50% due 3/15/2026                  4,026

               A        A2         4,300   Lehigh County, Pennsylvania, General Purpose Authority, Hospital
                                           Revenue Bonds (Lehigh Valley Health Network), Series A, 5.25% due
                                           7/01/2032                                                                  4,265

               BBB      Baa2       3,000   Lehigh County, Pennsylvania, General Purpose Authority, Hospital
                                           Revenue Refunding Bonds (Saint Lukes Hospital of Bethlehem), 5.375%
                                           due 8/15/2033                                                              2,870

               AAA      Aaa        5,000   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding
                                           Bonds (Pennsylvania Gas and Water Company Project), AMT, Series A, 7%
                                           due 12/01/2017 (a)                                                         5,240

               NR*      Aaa        1,760   Neshaminy, Pennsylvania, School District, GO, 5% due 4/15/2023 (d)         1,792

               AAA      Aaa        3,000   Norwin, Pennsylvania, School District, GO, 6% due 4/01/2010 (c)(e)         3,441

               NR*      Aaa        3,055   Pennsbury, Pennsylvania, School District, GO, Refunding, 5.50% due
                                           1/15/2020 (c)                                                              3,282

               BBB      Baa2       6,500   Pennsylvania Economic Development Financing Authority, Wastewater
                                           Treatment Revenue Bonds (Sun Company Inc.--R & M Project), AMT,
                                           Series A, 7.60% due 12/01/2024                                             6,817

                                           Pennsylvania State, GO (d):
               AAA      Aaa        3,015      First Series, 5% due 6/01/2018                                          3,118
               NR*      Aaa        5,500      RIB, Series 465X, 10.13% due 10/01/2019 (g)                             6,705
               AAA      Aaa        5,770      Refunding, First Series, 6% due 1/15/2010 (e)                           6,649

               AAA      Aaa        8,000   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 70A,
                                           5.80% due 10/01/2021 (d)                                                   8,306

               AAA      Aaa        1,505   Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                           Series 60A, 5.85% due 10/01/2027 (d)(j)                                    1,543

               AAA      Aaa        1,690   Pennsylvania State Higher Educational Facilities Authority, College
                                           and University Revenue Bonds (Marywood University Project), 5.50%
                                           due 6/01/2018 (d)                                                          1,834

                                           Pennsylvania State Higher Educational Facilities Authority Revenue
                                           Bonds (UPMC Health System), Series A:
               AAA      Aaa          175      5% due 8/01/2005 (f)                                                      183
               A        NR*        3,000      6% due 1/15/2022                                                        3,176



Portfolio Abbreviations


To simplify the listings of MuniYield Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Pennsylvania (continued)

                                           Pennsylvania State, IDA, EDR Refunding Bonds (a):
               AAA      Aaa      $ 7,000      5.50% due 7/01/2020                                                 $   7,577
               AAA      Aaa        1,630      5.50% due 7/01/2021                                                     1,761

                                           Pennsylvania State Public School Building Authority Revenue Bonds
                                           (Lehigh Career and Technical Institute) (c):
               NR*      Aaa        3,585      5.125% due 10/01/2028                                                   3,629
               NR*      Aaa        2,000      5.25% due 10/01/2032                                                    2,048

                                           Pennsylvania State Public School Building Authority, School Lease
                                           Revenue Bonds (The School District of Philadelphia Project) (f):
               AAA      Aaa        1,250      5.50% due 6/01/2028                                                     1,348
               AAA      Aaa        2,500      5% due 6/01/2029                                                        2,505

               AAA      NR*        7,500   Pennsylvania State Public School Building Authority, School Revenue
                                           Bonds, DRIVERS, Series 371, 9.121% due 6/01/2011 (f)(g)                    7,927

               AAA      NR*        7,500   Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                           Bonds, DRIVERS, Series 366, 9.62% due 6/01/2011 (d)(g)                     8,382

               AAA      Aaa        1,700   Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                           Refunding Bonds, Series A, 5% due 12/01/2023 (a)                           1,722

               AA       Aa2        2,135   Pennsylvania State University Revenue Bonds, Series A, 5% due 9/01/2029    2,126

                                           Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Airport Revenue Refunding Bonds (Philadelphia Airport System Project),
                                           AMT, Series A (c):
               AAA      Aaa        4,000      5.50% due 7/01/2017                                                     4,243
               AAA      Aaa        3,655      5.50% due 7/01/2018                                                     3,854

                                           Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Lease Revenue Bonds:
               AAA      Aaa        9,125      (City of Philadelphia Project), Series A, 5.375% due 2/15/2027 (d)      9,373
               AAA      Aaa        3,000      Series B, 5.50% due 10/01/2020 (f)                                      3,217
               AAA      Aaa        4,680      Series B, 5.50% due 10/01/2021 (f)                                      5,008

               AAA      Aaa        2,500   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 1998 General
                                           Ordinance, 4th Series, 5.25% due 8/01/2022 (f)                             2,625

               AAA      NR*        3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                                           Authority, Hospital Revenue Refunding Bonds (Presbyterian Medical
                                           Center), 6.65% due 12/01/2019 (b)                                          3,641

               AAA      Aaa        3,000   Philadelphia, Pennsylvania, Housing Authority Revenue Bonds (Capital
                                           Fund Program), Series A, 5.50% due 12/01/2018 (f)                          3,252

               AAA      Aaa        1,750   Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds
                                           (Neighborhood Transformation), Series A, 5.50% due 4/15/2022 (c)           1,859

                                           Philadelphia, Pennsylvania, School District, GO:
               NR*      Aaa        5,000      RIB, Series 677, 9.88% due 8/01/2021 (c)(g)                             5,753
               AAA      Aaa        2,000      Series A, 5.50% due 2/01/2021 (f)                                       2,138
               AAA      Aaa        7,150      Series A, 5.75% due 2/01/2030 (f)                                       7,672
               AAA      Aaa        7,000      Series B, 5.375% due 4/01/2027 (a)                                      7,191

               AAA      Aaa        5,250   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
                                           Series A, 5.25% due 11/01/2024 (c)                                         5,406

               A1+      VMIG1++      400   Philadelphia, Pennsylvania, Water and Wastewater Revenue Refunding
                                           Bonds, VRDN, 1.09% due 6/15/2023 (f)(i)                                      400

                                           Pittsburgh and Allegheny County, Pennsylvania, Public Auditorium
                                           Revenue Bonds (a):
               AAA      Aaa        3,895      (Hotel Room), 5.125% due 2/01/2035                                      3,905
               AAA      Aaa        3,000      (Regional Asset District Sales Tax), 5% due 2/01/2029                   3,003

               AAA      Aaa        2,070   Pittsburgh, Pennsylvania, GO, Series A, 5.65% due 9/01/2009 (c)(e)         2,318

                                           Pittsburgh, Pennsylvania, Public Parking Authority, Parking Revenue
                                           Bonds (a):
               AAA      Aaa        1,460      5.80% due 12/01/2017                                                    1,628
               AAA      Aaa        1,525      5.85% due 12/01/2018                                                    1,706

               A-       NR*        3,100   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                           Refunding Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031          3,181


MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

               S&P      Moody's    Face
               Ratings  Ratings   Amount   Municipal Bonds                                                         Value
Pennsylvania (concluded)

                                           Southeastern Pennsylvania Transportation Authority, Special
                                           Revenue Bonds (c):
               AAA      Aaa      $ 4,500      5.375% due 3/01/2017                                                $   4,826
               AAA      Aaa        2,525      5.375% due 3/01/2022                                                    2,660

               NR*      Aaa        1,500   Susquehanna, Pennsylvania, Area Regional Airport Authority, Airport
                                           System Revenue Refunding Bonds, AMT, Series A, 5% due 1/01/2028 (a)        1,458

               AAA      Aaa        3,500   Washington County, Pennsylvania, Capital Funding Authority Revenue
                                           Bonds (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)   3,999


Guam--1.4%

               AAA      Aaa        2,500   A.B. Won Guam International Airport Authority, General Revenue
                                           Refunding Bonds, AMT, Series C, 5% due 10/01/2023 (d)                      2,469


Puerto Rico--5.6%

                                           Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                           Revenue Refunding Bonds:
               BBB      Baa3       1,195      5.375% due 5/15/2033                                                    1,124
               BBB      Baa3         600      5.625% due 5/15/2043                                                      562

               A        Baa1       1,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Transportation Revenue Bonds, Series B, 6% due 7/01/2005 (e)               1,062

               A        Aaa        2,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Transportation Revenue Refunding Bonds, Series J, 5.50% due 7/01/2022      2,115

               NR*      Aaa        4,365   Puerto Rico Public Finance Corporation Revenue Refunding Bonds, RIB,
                                           Series 522X, 9.41% due 8/01/2022 (d)(g)                                    4,970

                                           Total Municipal Bonds (Cost--$241,836)--144.3%                           253,761


                                  Shares
                                   Held    Short-Term Securities
                                   6,622   CMA Pennsylvania Municipal Money Fund (h)                                  6,622

                                           Total Short-Term Securities (Cost--$6,622)--3.7%                           6,622

               Total Investments (Cost--$248,458)--148.0%                                                           260,383
               Other Assets Less Liabilities--2.0%                                                                    3,500
               Preferred Shares, at Redemption Value--(50.0%)                                                      (88,007)
                                                                                                                  ---------
               Net Assets Applicable to Common Shares--100.0%                                                     $ 175,876
                                                                                                                  =========

(a)AMBAC Insured.

(b)Escrowed to maturity.

(c)FGIC Insured.

(d)MBIA Insured.

(e)Prerefunded.

(f)FSA Insured.

(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(h)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

CMA Pennsylvania Municipal
   Money Fund                             4,215            $8


(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(j)FHA Insured.

++Highest short-term rating by Moody's Investors Service, Inc.

*Not Rated.

Forward interest rate swaps entered into as of April 30, 2004 were as follows:

                                                  (in Thousands)

                                      Notional       Unrealized
                                       Amount       Appreciation
Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.366%

Broker, J.P. Morgan Chase Bank
Expires July 2024                     $26,000          $  124


See Notes to Financial Statements.


MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$241,835,636)                                                                  $   253,760,557
           Investments in affiliated securities, at value (identified cost--$6,621,965)                           6,621,965
           Cash                                                                                                      46,906
           Unrealized appreciation on forward interest rate swaps                                                   124,046
           Receivables:
               Interest                                                                   $     4,239,227
               Securities sold                                                                  2,183,645
               Dividends from affiliates                                                               80         6,422,952
                                                                                          ---------------
           Prepaid expenses                                                                                           5,043
                                                                                                            ---------------
           Total assets                                                                                         266,981,469
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                             2,801,096
               Dividends to Common Stock Shareholders                                             144,155
               Investment adviser                                                                 125,398
               Other affiliates                                                                     1,864         3,072,513
                                                                                          ---------------
           Accrued expenses                                                                                          25,879
                                                                                                            ---------------
           Total liabilities                                                                                      3,098,392
                                                                                                            ---------------

Preferred Shares

           Preferred Shares, at redemption value, par value $.05 per share
           (1,600 Series A shares and 1,920 Series B shares of AMPS* issued and
           outstanding at $25,000 per share liquidation preference)                                              88,007,440
                                                                                                            ---------------

Net Assets Applicable to Common Shares

           Net assets applicable to Common Shares                                                           $   175,875,637
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Shares

           Common Shares, par value $.10 per share (11,463,745 shares issued and
           outstanding)                                                                                     $     1,146,375
           Paid-in capital in excess of par                                                                     169,958,811
           Undistributed investment income--net                                           $     2,262,041
           Accumulated realized capital losses on investments--net                            (9,540,557)
           Unrealized appreciation on investments--net                                         12,048,967
                                                                                          ---------------
           Total accumulated earnings--net                                                                        4,770,451
                                                                                                            ---------------
           Total--Equivalent to $15.34 net asset value per Common Share
           (market price--$13.72)                                                                           $   175,875,637
                                                                                                            ===============

*Auction Market Preferred Shares.

See Notes to Financial Statements.


MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Interest                                                                                         $     7,169,409
           Dividends from affiliates                                                                                  8,068
                                                                                                            ---------------
           Total income                                                                                           7,177,477
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       674,786
           Commission fees                                                                        111,593
           Accounting services                                                                     51,750
           Professional fees                                                                       26,516
           Transfer agent fees                                                                     25,810
           Printing and shareholder reports                                                        16,279
           Listing fees                                                                            14,327
           Trustees' fees and expenses                                                             12,657
           Custodian fees                                                                           9,647
           Pricing fees                                                                             4,719
           Other                                                                                   18,273
                                                                                          ---------------
           Total expenses before reimbursement                                                    966,357
           Reimbursement of expenses                                                              (9,920)
                                                                                          ---------------
           Total expenses after reimbursement                                                                       956,437
                                                                                                            ---------------
           Investment income--net                                                                                 6,221,040
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

           Realized gain on investments--net                                                                        353,406
           Change in unrealized appreciation on investments--net                                                (2,872,773)
                                                                                                            ---------------
           Total realized and unrealized loss on investments--net                                               (2,519,367)
                                                                                                            ---------------

Dividends & Distributions to Preferred Shareholders

           Investment income--net                                                                                 (392,723)
           Realized gain on investments--net                                                                       (14,432)
                                                                                                            ---------------
           Total dividends and distributions to Preferred Shareholders                                            (407,155)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     3,294,518
                                                                                                            ===============

See Notes to Financial Statements.


MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                              For the            For the
                                                                                             Six Months            Year
                                                                                               Ended              Ended
                                                                                             April 30,         October 31,
Increase (Decrease) in Net Asset Value:                                                         2004               2003
Operations

           Investment income--net                                                         $     6,221,040   $    12,688,638
           Realized gain on investments--net                                                      353,406         3,594,785
           Change in unrealized appreciation on investments--net                              (2,872,773)       (1,698,210)
           Dividends and distributions to Preferred Shareholders                                (407,155)         (838,115)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 3,294,518        13,747,098
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Shareholders

           Investment income--net                                                             (5,674,554)      (11,274,390)
           Realized gain on investments--net                                                     (81,427)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions to
           Common Shareholders                                                                (5,755,981)      (11,274,390)
                                                                                          ---------------   ---------------

Common Share Transactions

           Value of shares issued to Common Shareholders in reinvestment of dividends                  --           144,391
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Shares

           Total increase (decrease) in net assets applicable to Common Shares                (2,461,463)         2,617,099
           Beginning of period                                                                178,337,100       175,720,001
                                                                                          ---------------   ---------------
           End of period*                                                                 $   175,875,637   $   178,337,100
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     2,262,041   $     2,108,278
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002       2001++++      2000++++
Per Share Operating Performance

           Net asset value, beginning of period            $      15.56   $    15.34   $    15.19   $    14.16   $    13.62
                                                           ------------   ----------   ----------   ----------   ----------
           Investment income--net                                .54+++      1.11+++         1.11         1.07          .99
           Realized and unrealized gain (loss) on
           investments--net                                       (.22)          .16          .13         1.03          .65
           Dividends and distributions to Preferred
           Shareholders:
               Investment income--net                             (.03)        (.07)        (.11)        (.24)        (.30)
               Realized gain on investments--net               --++++++           --           --           --           --
                                                           ------------   ----------   ----------   ----------   ----------
           Total from investment operations                         .29         1.20         1.13         1.86         1.34
                                                           ------------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Shareholders:
               Investment income--net                             (.50)        (.98)        (.98)        (.83)        (.80)
               Realized gain on investments--net                  (.01)           --           --           --           --
                                                           ------------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Shareholders                                           (.51)        (.98)        (.98)        (.83)        (.80)
                                                           ------------   ----------   ----------   ----------   ----------
           Net asset value, end of period                  $      15.34   $    15.56   $    15.34   $    15.19   $    14.16
                                                           ============   ==========   ==========   ==========   ==========
           Market price per share, end of period           $      13.72   $    14.81   $    14.37   $    14.96   $    11.75
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on market price per share                 (4.27%)+++++       10.07%        2.57%       35.32%        2.46%
                                                           ============   ==========   ==========   ==========   ==========
           Based on net asset value per share                1.87%+++++        8.33%        7.84%       14.02%       11.06%
                                                           ============   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

           Total expenses, net of reimbursement and
           excluding reorganization expenses***                  1.05%*        1.07%        1.12%        1.16%        1.18%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses***                                           1.06%*        1.08%        1.12%        1.16%        1.18%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses***                                     1.06%*        1.08%        1.12%        1.16%        1.46%
                                                           ============   ==========   ==========   ==========   ==========
           Total investment income--net***                       6.82%*        7.08%        7.30%        7.28%        7.58%
                                                           ============   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Shareholders          .43%*         .47%         .70%        1.62%        2.21%
                                                           ============   ==========   ==========   ==========   ==========
           Investment income--net, to Common Shareholders        6.39%*        6.61%        6.60%        5.66%        5.37%
                                                           ============   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Shares***

           Total expenses, net of reimbursement and
           excluding reorganization expenses                      .71%*         .72%         .74%         .76%         .76%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses                                               .72%*         .73%         .74%         .76%         .76%
                                                           ============   ==========   ==========   ==========   ==========
           Total expenses                                         .72%*         .73%         .74%         .76%         .94%
                                                           ============   ==========   ==========   ==========   ==========
           Total investment income--net                          4.60%*        4.74%        4.83%        4.78%        4.89%
                                                           ============   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

           Dividends to Preferred Shareholders                    .90%*         .95%        1.37%        3.11%        4.01%
                                                           ============   ==========   ==========   ==========   ==========


MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     April 30,            For the Year Ended October 31,
from information provided in the financial statements.           2004        2003         2002       2001++++      2000++++
Supplemental Data

           Net assets applicable to Common Shares,
           end of period (in thousands)                    $    175,876   $  178,337   $  175,720   $  173,665   $  161,852
                                                           ============   ==========   ==========   ==========   ==========
           Preferred Shares outstanding, end of period
           (in thousands)                                  $     88,000   $   88,000   $   88,000   $   88,000   $   88,000
                                                           ============   ==========   ==========   ==========   ==========
           Portfolio turnover                                    10.28%       55.57%       51.37%       69.58%       37.77%
                                                           ============   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                       $      2,999   $    3,027   $    2,997   $    2,973   $    2,839
                                                           ============   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding++

           Series A--Investment income--net                $        107   $      242   $      338   $      781   $      986
                                                           ============   ==========   ==========   ==========   ==========
           Series B--Investment income--net                $        115   $      235   $      346   $      774   $      753
                                                           ============   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Shareholders.

++The Fund's Preferred Shares were issued on November 30, 1992
(Series A) and February 7, 2000 (Series B).

++++Certain prior year amounts have been reclassified to conform to current year presentation.

++++++Amount is less than $(.01) per share.

+++Based on average shares outstanding.

+++++Aggregate total investment return.

See Notes to Financial Statements.


MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $9,920.

For the six months ended April 30, 2004, the Fund reimbursed FAM
$2,740 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $28,214,979 and $26,793,431, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)       Appreciation

Long-term investments             $      542,938     $   11,924,921
Forward interest rate swaps            (189,532)            124,046
                                  --------------     --------------
Total                             $      353,406     $   12,048,967
                                  ==============     ==============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $11,915,546, of which $12,729,198 related to appreciated securities and $813,652 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $248,466,976.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2004 remained constant and during the year ended October 31, 2003 increased by 9,048 as a result of dividend reinvestment.



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



Notes to Financial Statements (concluded)


Preferred Shares
Auction Market Preferred Shares are redeemable Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were .97% for Series A and 1.00% for Series B.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $70,773 as commissions.


5. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $8,465,509, of which $880,419 expires in 2007 and $7,585,090 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.083000 per share on May 27, 2004 to shareholders of record on May 14, 2004.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



Quality Profile


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:


                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    84.8%
AA/Aa                                       1.5
A/A                                         6.7
BBB/Baa                                     4.4
NR (Not Rated)                              2.5
Other*                                      0.1

*Temporary investments in short-term variable rate municipal securities.



Proxy Results

During the six-month period ended April 30, 2004, MuniYield
Pennsylvania Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Trustees:     Donald W. Burton             9,707,740           146,964
                                     David H. Walsh               9,706,330           148,374
                                     Fred G. Weiss                9,706,006           148,698



During the six-month period ended April 30, 2004, MuniYield
Pennsylvania Insured Fund's Preferred Shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Board of Trustees: Donald W. Burton,
   M. Colyer Crum, Laurie Simon Hodrick, David H. Walsh and
   Fred G. Weiss                                                    3,288                6



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



Officers and Trustees


Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Shares:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Shares:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286



NYSE Symbol
MPA



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD PENNSYLVANIA INSURED FUND, APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Pennsylvania Insured Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Pennsylvania Insured Fund


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Pennsylvania Insured Fund


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Pennsylvania Insured Fund


Date: June 18, 2004